Exhibit 10.1

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BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.

PRODUCER AGREEMENT

BY AND BETWEEN

AMERICAN NATIONAL LLOYDS INSURANCE COMPANY AND
ANPAC LOUISIANA INSURANCE COMPANY

AND

LENDERS PROTECTION, LLC

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
PRODUCER AGREEMENT

THIS PRODUCER AGREEMENT (this "Agreement"), effective as of [***] (the "Effective Date"), is entered into by and between AMERICAN NATIONAL LLOYDS INSURANCE COMPANY, a corporation organized under the laws of the State of Texas, and ANPAC LOUISIANA INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana (collectively, “American National”), and LENDERS PROTECTION, LLC, a limited liability company organized under the laws of the State of Texas with its principal place of business located at 1501 South Mopac Expressway, Suite 450, Austin, TX 78746 ("Lenders Protection").

WHEREAS, Lenders Protection has developed a proprietary software platform (the “Software Platform”) to assist financial institutions in determining the risk of default and loss on auto loans, enabling such financial institutions to book loans which would otherwise be denied; and

WHEREAS, Lenders Protection has designed a program to commercialize the Software Platform which facilitates the issuance of credit default insurance in connection with certain risks associated primarily with non-prime or "near prime" auto loans (regardless of the insurance carrier providing insurance in connection therewith) (hereinafter referred to as the “Program”); and

WHEREAS, American National agrees to enter into a separate agreement with the Surplus Lines Broker (defined herein) who will offer the Policy(ies)(defined herein) to financial institutions in connection with the Program (the “SLB Agreement”); and

WHEREAS, Lenders Protection intends to source and produce business through the Surplus Lines Broker, who will serve as a subagent for the Program; and

WHEREAS, American National agrees to cause a Policy to be issued to each financial institution that enters into a Program Agreement (defined herein) and otherwise satisfies the requirements of Section 4.1 of this Agreement; and

WHEREAS, American National shall assign to Lenders Protection, or its designee, the right to perform claims administration for Claims subject to Section 4.6, and Lenders Protection, or its designee, will provide such claims administration services; and

WHEREAS, Lenders Protection will provide, pursuant to the terms hereof, certain technical and administrative support in connection with the Program along with maintenance of the Software Platform; and

WHEREAS, American National and Lenders Protection acknowledge that certain benefits under the Program shall be shared on the basis herein provided.

NOW, THEREFORE, in consideration of the above premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, intending to be legally bound, American National and Lenders Protection hereby incorporate the above recitals as if fully set forth herein and agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

Section 1.1 – Definitions.     All capitalized terms used, but not defined, herein shall have the respective meanings set forth in Schedule A attached hereto.

Section 1.2 – Interpretation.     In this Agreement, unless the context otherwise requires, the singular shall include the plural and any pronoun shall include the corresponding masculine, feminine and neuter forms. The

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words "hereof," "herein," "hereto," and "hereunder," and words of similar import, when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the term "including" is used herein in connection with a listing of items included within a prior reference, such listing shall be interpreted to be illustrative only, and shall not be interpreted as a limitation on or exclusive listing of the items included in the prior reference. Any reference in this Agreement to "Section", "Article", "Appendix", "Exhibit" or "Schedule" shall be references to this Agreement unless otherwise stated, and all such Appendices, Exhibits and Schedules shall be incorporated in, and attached to, this Agreement by reference. Unless otherwise stated, any reference in this Agreement to any entity shall include its successors and assigns, and, in the case of any Governmental Authority, any entity succeeding to its functions and capacities.

Section 1.3 – Construction.     If a conflict exists between the text of this Agreement and any Schedule, Exhibit or Appendix, the terms of this Agreement shall prevail, unless otherwise expressly provided in such Schedule, Exhibit or Appendix. Both Parties acknowledge that each was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against either Party because one is deemed to be the author thereof.

ARTICLE 2
TERM AND TERMINATION

Section 2.1 – Term.    The initial term of this Agreement shall commence on the Effective Date and shall continue for a period ending at 11:59 p.m. Central Standard Time ("C.S.T.") on the[***] of the Effective Date (the "Initial Term") to the extent not terminated sooner pursuant to the terms hereof. After the Initial Term, this Agreement shall be automatically extended for renewal terms of [***] (each a "Renewal Term"), unless either Party provides the other with written notice of termination at least [***] days prior to the expiration of the Initial Term or the applicable Renewal Tenn. As used herein, "Term" shall mean and refer collectively to the Initial Term and any Renewal Term(s), as applicable.

Section 2.2 – Termination.     This Agreement may be terminated as follows:

(a)At any time by mutual written consent of the Parties.

(b)Immediately upon the delivery of written notice of termination by either Party to the other Party if an Event of Bankruptcy occurs regarding such other Party and such Event of Bankruptcy is continuing at the time of the notice.

(c)Subject to the provisions of Section 4.4, by American National, upon written notice to Lenders Protection having a termination date that is simultaneous with the termination of the SLB Agreement.

(d)By American National after [***] calendar days' written notice of termination to Lenders Protection in the event of a default or breach by Lenders Protection of a Material Obligation under this Agreement; provided, however, Lenders Protection shall have the right to cure such default or breach within [***] calendar days after American National's delivery of such written notice (the “Cure Period”). The Parties agree that if Lenders Protection cures such breach or default within the Cure Period, American National's notice of termination shall be deemed withdrawn and be of no further force or effect. If, however, Lender’s Protection fails to cure the breach within the Cure Period, this Agreement shall be deemed terminated at the expiration of the Cure Period.

(e)By Lenders Protection after [***] calendar days' written notice of termination to American National in the event of a default or breach by American National of a Material Obligation under this Agreement or the Policy; provided, however, American National shall have the right to cure such breach or default within [***] calendar days after Lenders Protection's delivery of such written notice. The Parties agree that if American National cures such breach or default within the [***] Cure Period, Lenders Protection's notice of termination shall be deemed withdrawn and be of no further force or effect. If, however, American National fails to cure the

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breach within the [***] Cure Period, this Agreement shall be deemed terminated at the expiration of the Cure Period.

(f)By Lenders Protection after [***] days’ written notice of termination to American National if any Problematic Change of Control of American National occurs without American National's receipt of Lenders Protection's prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

(g)By American National after [***] days' written notice of termination to Lenders Protection if any Problematic Change of Control of Lenders Protection occurs without Lenders Protection's receipt of American National's prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

(h)With written notice by American National or Lenders Protection, with respect to any jurisdiction, if a Governmental Authority in such jurisdiction finds the Policies to be unenforceable, in whole or in part, or otherwise prohibits either Party from providing any of the services required under this Agreement, and such default, if curable, is not cured within [***] calendar days following notice of such occurrence. The Parties agree that if such default is cured within the [***] Cure Period, such notice of termination shall be deemed withdrawn and be of no further force or effect. If, however, such default is not cured within the [***] Cure Period, this Agreement shall be deemed terminated at the expiration of the Cure Period. Notwithstanding the foregoing, the Parties shall adhere to any Governmental Authority's requirements with regard to the offering of such Policies in the affected jurisdiction(s).

(i)By Lenders Protection, upon [***] calendar days’ written notice, in the event that American National Lloyds Insurance Company and ANPAC Louisiana Insurance Company fail to maintain an “A-” or better A.M. Best rating.

(j)By Lenders Protection or American National, as applicable, and upon written notice, in accordance with Section 3.l and/or Section 5.5.

(k)By Lenders Protection, upon [***] calendar days’ written notice, at any time after American National has breached American National's Non-Competition Commitment; provided, however, American National shall have the right to cure such breach within [***] calendar days after Lenders Protection's delivery of such written notice. The Parties agree that if American National reasonably cures such breach or default within the [***] Cure Period, Lenders Protection's notice of termination shall be deemed withdrawn and be of no further force or effect.

(l)Immediately, upon written notice by either Party in the event the other Party fails to maintain insurance as required by Article 11.

(m)Immediately, upon written notice by American National or Lenders Protection, in the event of fraud or willful misconduct on the part of such other party.

(n)By Lenders Protection, upon written notice, at any time after American National tenders notice of its intent to Compete with Lenders Protection.

(o)Immediately, upon written notice by American National to Lenders Protection, in the event the Claims Services Agreement is terminated.

Section 2.3 – Conduct After Termination.        Upon termination of this Agreement:

(a)Except as otherwise expressly provided herein, American National and Lenders Protection shall not be relieved of or released from any obligation created by or under this Agreement before the termination date of this Agreement. The Parties hereto expressly covenant and agree that they shall cooperate, in good faith, with each other in the handling of all Claims until the end of the term of all Policies in force and likewise until all scheduled Insured Loans for each Policy have expired.

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(b)Upon termination or expiration of this Agreement, Lenders Protection shall not facilitate the placement of new loans to American National through the Program. Additionally, upon termination of this Agreement, Lenders Protection shall take all reasonable action to prevent financial institutions from accessing the Software Platform for purposes of submitting new business relating to the issuance of a Policy pursuant to the Program with American National. For purposes of establishing absolute clarity, Lenders Protection shall, at all times, be permitted to allow financial institutions to access the Software Platform for purposes of submitting new business relating to the issuance of Additional Carrier Policies pursuant to the Program; however, Lenders Protection shall take all reasonable action to prevent unauthorized access to American National’s Confidential Information (defined herein). Notwithstanding the foregoing, in the event of termination of this Agreement, Lenders Protection will continue to provide American National with access to the Software Program and/or the Program Files, as applicable, for as long as any outstanding liability exists on Policies issued, bound or in force prior to the date of termination.

(c)In the event this Agreement is terminated, American National shall work in good faith following such termination date with Lenders Protection and third parties identified by Lenders Protection in connection with the maintenance, support and continuation of the Program (the "Post-Termination Support"), including but not limited to promptly delivering any and all Run-Off Data requested by Lenders Protection; provided, however, such Run-Off Data shall only be required to be delivered in such manner and at such times as similar data delivered during the Term hereof. The Parties hereto acknowledge and agree that the purpose and objective of such Post-Termination Support shall be to ensure that the business of Lenders Protection (and the Program offered thereby) continues with the least amount of delay, interference, cost, disruption or other operational inefficiency.

(d)The obligations under this Section 2.3 shall survive the termination of this Agreement.

ARTICLE 3
PROTECTION OF BUSINESS INTERESTS

Section 3.1 – Protection of Lenders Protection.

(a)American National acknowledges and agrees that its ability to work with Lenders Protection (and its Affiliates) pursuant to the terms of this Agreement is significantly valuable to American National (and its Affiliates) and, as a result, American National agrees to make its relationship exclusive with Lenders Protection [***] during the period beginning on the Effective Date and ending at the conclusion of the Additional Protection Period (such period is the "Non-Compete Period").

(b)During the Non-Compete Period, American National agrees: (i) not to provide or promote the credit default insurance products covered under this Agreement and the SLB Agreement to any Directly Competitive Business of Lenders Protection (or to any Person that, to American National’s knowledge, services a Directly Competitive Business of Lenders Protection); and (ii) not to otherwise Engage in a Directly Competitive Business of Lenders Protection, without the prior written consent of Lenders Protection (collectively, the conduct set forth in the foregoing clauses (i) and (ii), "Compete with Lenders Protection"). Notwithstanding the foregoing, the Parties agree that nothing contained in this Section 3.1 shall preclude American National from Acquiring, after the Effective Date hereof, an Indirectly Competitive Business as long as the decision to so Acquire was made in good faith and not for the purpose of evading the restrictions herein. In the event that American National intends to Acquire an Indirectly Competitive Business pursuant to the foregoing sentence, it shall be required to provide Lenders Protection with not less than [***] advance written notice thereof whereupon Lenders Protection shall have the right, but not the obligation, to terminate this Agreement upon notice to American National; provided that such notice to terminate is given to American National by Lenders Protection within said [***] period. American National represents and warrants that to American National’s knowledge, as of the Effective Date, it does not own, operate or control (nor is it evaluating the ownership, operation or control of) an Indirectly Competitive Business.

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(c)American National acknowledges and agrees that the restrictions imposed upon it under this Section 3.1 (collectively, "American National's Non-Competition Commitment") are reasonable and properly required for the adequate protection of Lenders Protection and its Affiliates. The Parties hereto agree that in the event any court of competent jurisdiction determines the Non-Compete Period or the specified geographical area of American National's Non-Competition Commitment to be unreasonable, arbitrary or against public policy, a lesser time period or geographical area which is determined to be reasonable, non-arbitrary and not against public policy may be enforced against American National as determined by a court of competent jurisdiction. The Parties intend that American National's Non-Competition Commitment is (and shall be construed as) a series of separate covenants, one for each state of the United States and one for each other similar region or territory, outside of the United States but within North America generally where American National has issued a Policy. American National’s Non-Competition Commitment is governed by the laws of the State of Texas. American National agrees that, in the event of any breach of American National's Non-Competition Commitment, Lenders Protection will not have an adequate remedy in monetary damages; therefore American National agrees that, in such event, Lenders Protection shall be entitled to apply for injunctive relief, without bond, and without the necessity of proof of actual damages, to enjoin such breach in any court of competent jurisdiction. Such right to injunctive relief shall be in addition to and shall in no way limit Lenders Protection's right to obtain other remedies available under Applicable Law. In the event that American National breaches American National's Non-Competition Commitment, the Non-Compete Period applicable to American National shall be extended for an additional amount of time equal to the amount of time when such breach occurred until such breach is remedied (the “Extension Period"); provided, however, in light of other remedies available to Lenders Protection (which are expressly reserved), the Extension Period shall never be longer than[***]. American National will provide [***] notice of its intent to compete prior to actually engaging in activities that Compete with Lenders Protection.

(d)The obligations under and referred to in this Section 3.1 shall survive the termination of this Agreement.

Section 3.2 – Rights in Connection with New Products.

(a)During the Term of this Agreement, Lenders Protection agrees that prior to the time that it begins to commercially offer New Products, it may provide American National, and may provide Additional Carriers of its selection, with written notice thereof (which such notice shall include generally: (i) the description of the New Product, (ii) the market to be served, and (iii) the manner in which Lenders Protection is willing to permit American National and/or the Additional Carriers to participate therein) (which terms and matters related to the New Product shall, except as otherwise provided in Article 10, be deemed to be Confidential Information of Lenders Protection for purposes of this Agreement) whereupon Lenders Protection shall negotiate, in good faith, for a period not to exceed [***], with American National and the Additional Carriers, if so notified, to determine which of such parties, if any, shall be selected to participate in connection with such New Products and the terms and conditions thereof. If Lenders Protection selects American National, which such selection is at the sole and absolute discretion of Lenders Protection, then Lenders Protection shall negotiate reasonably and in good faith with American National (and any other party selected by Lenders Protection) to enter into an agreement reflecting such terms and conditions. For purposes of establishing absolute clarity hereto, American National acknowledges that, except as provided in this Section 3.2, Lenders Protection has not provided American National any rights of participation in connection with the commercialization of New Products. Lenders Protection acknowledges that American National may currently or in the future be developing new product ideas or receiving new product ideas from others, that are similar to a New Product. Accordingly, nothing in this Agreement will prohibit American National from developing or having developed for its products, concepts, systems or technologies that are similar to or compete with New Products provided that American National does not violate any of its obligations under this Agreement (or any other agreement between the Parties) in connection therewith.

(b)American National may, at its option and in its discretion, provide Lenders Protection with written notice in the event American National desires to begin to commercially offer American National New Products (which such notice would include generally: (i) the description of the American National New Product, (ii) the market to be served, and (iii) the manner in which Lenders Protection could participate therein) (which terms and matters related to the American National New Product shall, except as otherwise provided in Article 10, be deemed to be

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Confidential Information of American National for purposes of this Agreement) whereupon the Parties may negotiate, in good faith, for a period not to exceed[***], to determine whether Lenders Protection desires to participate in connection with such American National New Products and the terms and conditions thereof. For purposes of establishing absolute clarity hereto, Lenders Protection acknowledges that, except as provided herein, American National shall be under no obligation to allow Lenders Protection to participate in the commercialization of any American National New Products. American National acknowledges that Lenders Protection may currently or in the future be developing new product ideas or receiving new product ideas from others that are similar to an American National New Product. Accordingly, nothing in this Agreement will prohibit Lenders Protection from developing or having developed for its products, concepts, systems or technologies that are similar to or compete with the American National New Products provided that Lenders Protection does not violate any of its obligations under this Agreement (or any other agreement between the Parties) in connection therewith.

Section 3.3 – Additional Carrier(s).

(a)Right to Utilize Additional Carrier(s).

(i)Notwithstanding any provision of this Agreement or in any other agreement between the Parties to the contrary (including Section 3.2 hereto), Lenders Protection shall have the right to utilize one or more Additional Carrier(s) to issue or arrange for Additional Carrier Policies under the Program, in each case, on the terms and subject to the conditions in this Section 3.3.

(ii)Upon the request (whether verbal, written or electronic) of an Existing American National Lender to Lenders Protection for the Existing American National Lender to be transitioned to the use of one or more Additional Carrier Policies (hereinafter a "Request to Transition") (if the Existing American National Lender provided the request in writing or by email, a copy shall be provided to American National), Lenders Protection may thereafter cause such Existing American National Lender to be issued one or more Additional Carrier Policies (instead of American National Policies) under the Program (thereafter a "Transitioned Lender"). In furtherance of the foregoing, Lenders Protection covenants that, during the Term hereof, it shall not actively solicit, promote, induce or encourage any Existing American National Lender to request a transition from American National to an Additional Carrier. Prior to effectuating any Request to Transition, Lenders Protection shall provide American National with Lender Protection’s written notice ("Transition Notice") setting forth in reasonable detail the basis of such Request to Transition (as then known and understood by Lenders Protection) and the proposed effective date of such transition ("Transition Date"). Any such Transitioned Lender shall, following the Transition Date, be classified as an Existing Additional Carrier Lender. Following delivery of any Transition Notice to American National, with reasonable time prior to the Transition Date, Lenders Protection will: (a) consult in good faith with American National and allow American National an opportunity to prevent or avoid the requested transition through explanation, mitigation or cure of the facts, circumstances or events giving rise thereto, and (b) use commercially reasonable efforts to facilitate consultation between: (x) a senior management member of American National, (y) a senior manager of the applicable Existing American National Lender identified by Lenders Protection that has submitted a Request to Transition, and (z) a senior manager of Lenders Protection, with the goal of such consultation being to prevent or avoid the transition through explanation, mitigation or cure of the facts, circumstances or events giving rise thereto. American National understands, acknowledges and agrees that the outcome of any such meeting or consultation and the decision to effectuate a transition is to be determined by Lenders Protection in its reasonable business judgment.

(b)Allocation of Loans by New Allocable Lenders.

(i)American National acknowledges and agrees that, American National, as well as each Additional Carrier, may (either prior to the date hereof or thereafter) identify certain New Allocable Lenders interested in, and appropriate for, participation in the Program. Thereafter, (in the good faith and reasonable determination of Lenders Protection) each such New Allocable Lender will be assigned to either American National or an Additional Carrier that is (or was, as the case may be) responsible, in whole or in part, for the New Allocable

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Lender's participation in the Program (any such New Allocable Lender, shall become an “Existing American National Lender” or an "Existing Additional Carrier Lender," as the case may be).

(ii)If the New Allocable Lender’s participation is identified by an Additional Carrier, then such New Allocable Lender will be deemed an Existing Additional Carrier Lender, and the Insured Loans issued by such Existing Additional Carrier Lender will, first, at the option of such Existing Additional Carrier Lender, be issued an Additional Carrier Policy solely by such Additional Carrier, subject to the exceptions set forth in Section 3.3(a)(ii) hereof.

(iii)If the New Allocable Lender’s participation is identified by American National, then such New Allocable Lender will be deemed an Existing American National Lender, and the Insured Loans issued by such Existing American National Lender will, first, at the option of such Existing American National Lender, be issued a Policy solely by American National, subject to the exceptions set forth in Section 3.3(a)(ii) hereof.

(iv)In all determinations by Lenders Protection as to whether a New Allocable Lender should be deemed to be an Existing Additional Carrier Lender or an Existing American National Lender, Lenders Protection agrees that such determinations will be made in good faith and in a reasonable manner (following consultation with American National wherever appropriate, and in accordance with Section 3.3(a)(ii), as applicable) and confirmed by a written notice from Lenders Protection to American National setting forth in reasonable detail the basis for such determination.

(v)Lenders Protection shall attempt, in good faith and by use of commercially reasonable efforts, to: (a) allocate, to the extent reasonably practicable, applications for loans to be issued by each New Allocable Lender (other than any application for loans issued by a New Allocable Lender that is deemed an Existing Additional Carrier Lender or an Existing American National Lender, as the case may be) to comply with the Target Allocation, and (b) maintain, to the extent reasonably practicable, the Target Allocation. In furtherance of the foregoing, Lenders Protection shall allocate applications for loans issued by each New Allocable Lender (other than any application for loans issued by a New Allocable Lender that is deemed an Existing Additional Carrier Lender or an Existing American National Lender, as the case may be) on an alternating basis relative to time of application and relative to the Target Allocation. Alternatively, Lenders Protection will use another methodology determined by Lenders Protection that is reasonably designed to provide for loans from such New Allocable Lenders to give effect to the Target Allocation; this other methodology would provide that a Policy issued by American National to be substantially similar, in the aggregate, in principal amount and other quantitative and qualitative loan, credit and borrower criteria to loans from such New Allocable Lenders that would be covered under one or more Additional Carrier Policies issued by Additional Carrier(s), in both cases so as to give effect to the Target Allocation. For purposes of providing absolute clarity hereto, the Parties agree and acknowledge that Lenders Protection shall not have any liability in the event that American National does not actually receive the Target Allocation of applications for loans (it being agreed and understood that liability shall only occur if Lenders Protection does not use commercially reasonable efforts to achieve (and maintain), to the extent reasonably practicable, the Target Allocation in accordance with this Section 3.3(b)(v)).

(vi)Notwithstanding anything to the contrary in Section 3.3(b)(iii), if American National fails or refuses to issue Policies, or cancels an existing Policy, to any New Allocable Lender, then Lenders Protection may allocate applications for loans from the applicable New Allocable Lender to an Additional Carrier. Additionally, in the event an Additional Carrier fails or refuses to issue Policies, or cancels an existing Policy, to any New Allocable Lender, then Lenders Protection may allocate applications for loans from the applicable New Allocable Lender to American National.

(c)Information and Consultation Regarding Allocation of New Allocable Lenders. Within [***] following each Measurement Date, Lenders Protection will provide American National with a written report (“New Allocable Lender Allocation Report”) setting forth in reasonable detail a summary of the following information for each of the [***] immediately preceding the applicable Measurement Date ("Review Period"): (i) each Existing American National Lender and the number of applications for loans allocated to American National and

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the number of Insured Loans covered under each Policy issued or arranged by American National for each Existing American National Lender during each calendar year during the Review Period; (ii) each Existing Additional Carrier Lender (name and other confidential information redacted) and the number of applications for loans allocated to each Additional Carrier and the number of Insured Loans covered under each Additional Carrier Policy issued or arranged by an Additional Carrier for such Existing Additional Carrier Lender during each calendar year during the Review Period; (iii) the number of applications for loans allocated to American National and the number of Insured Loans covered under a Policy issued or arranged by American National for New Allocable Lenders during each calendar year during the Review Period; and (iv) the number of applications for loans allocated to Additional Carriers and the number of Insured Loans covered under an Additional Carrier Policy issued or arranged by an Additional Carrier for New Allocable Lenders during each calendar year during the Review Period (name and other confidential information redacted). In addition and at American National's sole cost and expense, Lenders Protection shall from time to time consult in good faith with American National, make available to American National (during normal business hours and upon reasonable prior notice) any Program Files, and permit American National to exercise audit rights in accordance with Section 6.2, in each case, as may be reasonably requested by American National in connection with American National's review of the New Allocable Lender Allocation Report and the performance by Lenders Protection under this Section 3.3; provided, however, Lenders Protection shall not have any obligation to provide American National with access to any confidential information of any third party or Lenders Protection.

Section 3.4 – No Additional Commitments.     Each Party acknowledges and agrees that the other Party would not have entered into this Agreement but for the assurances herein provided. The Parties hereto acknowledge and agree that, except as provided in this Article 3, no other commitments of exclusivity are intended, expressed or implied.

ARTICLE 4
ISSUANCE OF POLICIES; PROFIT SHARE

Section 4.1 – Carrier Rating; Issuances of Policies.    At all times during the Term hereof, American National (or a designee) shall, as a performance obligation hereunder, cause the issuance of Policies, from a carrier with an "A-" or better A.M. Best rating, to all financial institutions who have: (a) entered into a Program Agreement, (b) otherwise completed any necessary documentation reasonably required by American National, and (c) have met all applicable Underwriting Guidelines.

Section 4.2 – Profit Sharing.     The Parties hereby acknowledge the [***]executed contemporaneously herewith, a copy of which is attached as Schedule B hereto.

Section 4.3 – No Guarantee of Volume.    Each of the Parties hereto acknowledges and agrees that the terms and provisions hereof (including those set forth on Schedule B), have been negotiated at arm's length and that neither Lenders Protection nor any of its representatives, Affiliates or agents has made any predictions, assurances or guarantees with respect to the number of Policies to be issued under the Program during the Term, if any.

Section 4.4 – SLB Agreement.     American National agrees that it will enter into the SLB Agreement with the Surplus Lines Broker on the terms and conditions reflected therein, a copy of which is attached hereto as Schedule C. Except in the event of a default or breach of any of the Surplus Lines Broker’s Material Obligations under the SLB Agreement, American National agrees not to amend or terminate the SLB Agreement for convenience, or replace the Surplus Lines Broker, without the prior written consent of Lenders Protection, if either action would, or is reasonably likely to, negatively impact the profitability of the Program. In the event the basis of the termination of the SLB Agreement is a default or breach by the Surplus Lines Broker of any of its Material Obligations under the SLB Agreement (including failure to timely remit premium payments), American National agrees that, prior to the effective date of such termination, American National will: (a) provide written notice to Lenders Protection of the breach; and (b) afford the Surplus Lines Broker [***]to cure such breach and work in good faith with the Surplus Lines Broker (and Lenders Protection if its requests to be involved) to cure such breach. American National agrees that if the Surplus Lines Broker cures such breach or default within the

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[***]period, American National's notice of termination shall be deemed withdrawn and be of no further force or effect. If, however, the Surplus Lines Broker fails to cure the breach within the [***]period, the SLB Agreement shall be deemed terminated at the expiration of the [***]period.

Section 4.5 – Maintenance of Governmental Authorizations. American National and Lenders Protection, agree to maintain, at all times during the Term hereof, all licenses, authorizations, certificates, and/or permits, as required by each applicable Governmental Authority and/or all Applicable Laws, and shall notify the other Party immediately in writing to the extent any such license, authorization, certificate, and/or permit as required by an applicable Governmental Authority and/or Applicable Law is suspended, revoked, cancelled, not renewed, or otherwise made unavailable.

Section 4.6 – Claims Administration. American National agrees that it will enter into a [***], an Affiliate of Lenders Protection, as designated by Lenders Protection, for the administration of Claims arising under the Policies. Lenders Protection represents and warrants that the appointed party, whether it be Lenders Protection [***], shall conduct such Claims administration in compliance with the terms and conditions of the [***]attached hereto as Schedule D. American National agrees that, in the event Lenders Protection [***] (as the case may be) breaches the provisions of said [***], American National may pursue any direct, actual, out-of-pocket loss (a “Recoverable Loss”) related to such breach of such [***]against Lenders Protection, subject to all other terms and provisions of the [***]and this Agreement; it being understood that in no instance shall American National be able to obtain any consequential, incidental, special, exemplary, remote or punitive damages or any damages based on diminution in value, lost profits or business interruption.

ARTICLE 5
LENDERS PROTECTION SERVICES

Section 5.1 – Administrative Support. Lenders Protection, or another provider on its behalf, as American National may approve in writing, shall provide American National and each holder of a Policy with the administrative support services, including access to, and continued maintenance of, the Software Platform, required to be performed under this Agreement and each Policy, in a timely manner and in accordance with: (a) all the terms and conditions of this Agreement and each Policy, (b) American National's reasonable guidelines, rules and regulations as provided to Lenders Protection from time to time for the administration of its Policies, and (c) all Applicable Laws. American National agrees that, in the event Lenders Protection breaches the provisions of this Section 5.1, American National may pursue any Recoverable Loss related to such breach of this Section 5.1, subject to all other terms and provisions of this Agreement; it being understood that in no instance shall American National be able to obtain any consequential, incidental, special, exemplary, remote or punitive damages or any damages based on diminution in value, lost profits or business interruption.

Section 5.2 – Direct Sales; Third Party Sales. Lenders Protection shall have the right (consistent with the terms of Applicable Law) to source and produce business through the Surplus Lines Broker under the Program as a subagent therefor. Lenders Protection may Engage third parties to contract with the Surplus Lines Broker for the purpose of selling Policies in accordance with this Agreement; provided, however, that: (a) American National has consented in writing to the use and/or services of each such third party, (b) each such third party is licensed with the Surplus Lines Broker as required by Applicable Law, and (c) American National in its sole and absolute discretion, may suspend or terminate any such third party upon the occurrence of any of the following: (x) failure to comply with Applicable Law, (y) any action taken, or order issued, to or against such third party by a Governmental Authority (including censure) that, in American National’s discretion, is likely to have a negative impact on American National or this Program, or (z) upon the occurrence of an Event of Bankruptcy of such third party.

Section 5.3 – Subcontractors.

(a)Lenders Protection shall not Engage or authorize any subcontractor or other service provider to provide or render any services required to be performed under a Policy (each, a "Subcontractor"') without Lenders

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
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TO THE COMPANY IF PUBLICLY DISCLOSED.
Protection's receipt of the prior written approval of American National, except to the extent provided in Section 5.6 below.

(b)Lenders Protection shall provide Subcontractors with all of American National's guidelines, rules and regulations which have been previously provided to Lenders Protection in writing. Lenders Protection shall also require the Subcontractors to enter into written agreements with Lenders Protection and, if requested by American National, with American National in form and substance satisfactory to the Parties, in which, among other things, each Subcontractor shall agree to comply with all of American National 's rules and regulations, the confidentiality obligations set forth in this Agreement, and Applicable Law. As between American National and Lenders Protection, American National shall have no responsibility for any acts or omissions of the Subcontractors and shall have no liability to Lenders Protection or any Subcontractor for any compensation claims by any Subcontractor to be due or owing as a result of its agreements with Lenders Protection.

Section 5.4 – No Other Authority. Lenders Protection shall have no authority, nor shall Lenders Protection represent itself as having such authority, to act in any manner regarding the Policies other than as specifically set forth in this Agreement, or as authorized by American National in writing, and in either event, in accordance with Applicable Law.

Section 5.5 – Underwriting Guidelines. With respect to any Policy, Lenders Protection and American National shall comply with and be bound by: (a) the Underwriting Guidelines as may be amended from time to time, and (b) all Applicable Laws. American National agrees that it will not request an amendment, modification, change, supplement or alternative interpretation of the Underwriting Guidelines unless there is a bona fide industry, business, legal, or marketplace reason to do so. American National acknowledges that the commitment made in the foregoing sentence was material to Lenders Protection's decision to enter into this Agreement and that Lenders Protection would not have entered into this Agreement but for such commitment. American National agrees to provide Lenders Protection with written notice of any proposed amendment, modification, change, supplement or alternative interpretation of the Underwriting Guidelines together with advice as to the industry, business, legal, or marketplace reason therefor. If Lenders Protection provides American National with notice in writing of any reasonable, good faith objection to any proposed amendment, modification, change, supplement or alternative interpretation of the Underwriting Guidelines, American National shall: (a) work in good faith to promptly address any such objections or concerns raised by Lenders Protection for a period of [***]and (b) to the extent legally possible and requested by Lenders Protection, adjust the premiums associated with such Policies prior to the effectiveness of any changes to the Underwriting Guidelines. In the event that American National proposes any amendment, modification, change, supplement or interpretation to the Underwriting Guidelines and Lenders Protection continues to object reasonably and in good faith thereto at the conclusion of the Cooperation Period (the "Change Date") and American National continues to insist on such amendment, modification, change, supplement or interpretation, Lenders Protection shall have the right by written notice to American National to: (a) modify the Target Allocation at the sole and absolute discretion of Lenders Protection (which may change, from time to time) to exempt the allocation of applications for loans following the Change Date to be made without reference to the Target Allocation or the commitments of Lenders Protection under Section 3.3(b)(iii), or (b) terminate this Agreement immediately upon written notice thereof to American National. If there are changes in any Applicable Law or if any Governmental Authority issues an opinion that renders the services or certain aspects of the services of Lenders Protection provided hereunder illegal or otherwise prohibited or restricted, then Lenders Protection shall use commercially reasonable efforts to promptly develop and propose changes in the services and take other actions reasonably required so that the services continue to satisfy the intent of the Parties hereunder as well as all Applicable Laws. In the event that Lenders Protection and/or American National determines that such proposed changes in the services are insufficient to comply with Applicable Laws, Lenders Protection shall have the right to either: (a) request American National to perform such services (or additional services) but only to the extent that such services (or additional services) would not be in violation of Applicable Laws and/or impose a material cost or obligation on American National as a result thereof, (b) retain the services of another provider to perform such services (subject to American National’s approval), or (c) terminate this Agreement immediately upon written notice thereof to American National. Additionally, American National, may, in its discretion, terminate this Agreement immediately upon written notice thereof to Lenders Protection in the

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event Lenders Protection exercises the provisions of subsection (a) or (b) of the preceding sentence. Lenders Protection agrees to provide American National with notice in writing of any proposed amendment to the Underwriting Guidelines.

Section 5.6 – Affiliates as Subcontractors. Notwithstanding anything contained herein to the contrary, American National hereby expressly confirms that Affiliates of Lenders Protection may function as Subcontractors of Lenders Protection hereunder [***] of American National. Lender's Protection understands and agrees that at all times it shall retain all liability for its obligations that are performed by any Affiliate and any Subcontractor.

Section 5.7 – Reporting and Payment to American National. Lenders Protection shall ensure that each loan made through the Software Platform and requested by Lenders Protection to be made part of the Program with American National is reported to American National in accordance with this Agreement and is otherwise scheduled to the appropriate Policy, in accordance with American National's requirements and direction. American National will be paid, when due, all premiums calculated in accordance with the terms of this Agreement in respect of each Insured Loan covered by a Policy, it being understood that the premiums for such Policies are paid by the Surplus Lines Broker and the failure of such Surplus Lines Broker to remit (promptly or otherwise) payment to American National will not be deemed to be a breach of this Agreement (although it may, in American National’s discretion be deemed a breach of the SLB Agreement). Notwithstanding the foregoing, Lenders Protection will not interfere with timely payments by the Surplus Lines Broker and covenants to provide reasonable assistance to American National to obtain payment by the Surplus Lines Broker. Nothing in this Section 5.7 is intended to interfere with the rights afforded to American National pursuant to Section 4.4. of this Agreement.

Section 5.8 – FCRA Compliance. Lenders Protection shall be solely responsible for communicating to American National which applicants for loans should receive an adverse action notice as required by Applicable Law because such applicants were refused coverage under the Policies due to information in the borrower's credit file. [***] Lender’s Protection shall generate and send a data file to American National that will contain each adverse action applicant, including the most relevant reasons for each adverse action. Such data file will include the information requested by American National in order to comply with the Fair Credit Reporting Act (“FCRA”) regulations concerning adverse action notices and any other information reasonably required by American National. Such denial information shall be provided to American National within at least [***] after each application is declined. American National, or its designated vendor, (which vendor is subject to approval by Lenders Protection, which approval shall not be unreasonably withheld, conditioned, or delayed (an "Approved Vendor")), shall be responsible for mailing the adverse action notices to consumers. In the event an approved Vendor is used by American National, the Approved Vendor shall be bound by confidentiality obligations and American National may deliver such denial information to such Approved Vendor for delivery as required by Applicable Law. American National understands, acknowledges and agrees that American National will be responsible for any improper use or distribution of such information by the Approved Vendor. In the event a consumer responds to an adverse action provided hereunder, Lenders Protection will respond to such consumer in the same manner of communication used by the consumer (i.e., telephone or mail).

ARTICLE 6
ACCESS TO RECORDS AND AUDITS

Section 6.1 – Maintenance of Program Files.     The Parties shall keep, and shall require their Affiliates, as applicable, to keep, commercially reasonable accounts, books and records of all business transacted under this Agreement and the Policies, including without limitation, copies of all applications, scheduled loans and all books, records, data, information, accounts, documents or correspondence reasonably related thereto (“Program Files”).

Section 6.2 – Inspection and Audit of Program Files.     During the Term of this Agreement and for so long as there remains outstanding any risk that may be claimed pursuant to a Policy that was issued prior to the termination of this Agreement, either Party and its authorized representatives, at its sole cost and expense, may inspect and audit any of the Program Files of the other (but, in no event will Lenders Protection be required to

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allow American National to inspect or audit any Program Files related to Additional Carriers or Additional Carrier Policies) either, at the option of the Party being audited: (a) during normal business hours at any office of such retaining Party, or (b) by having the Program Files copied and delivered to the Party requesting the audit at the cost of the Party requesting the audit. All Program Files shall be maintained separately from the records not constituting Program Files. Program Files shall be maintained by the Parties for a period equal to its document retention program, [***] after the expiration of the Policies and scheduled Insured Loans, until the completion of a financial or market conduct examination of such Program Files by the insurance regulatory authority of the state in which American National is domiciled, or as required by Applicable Law, whichever is longer. In no event shall [***] have the right to review, audit or obtain copies of any books, records, data, information, accounts, documents or correspondence not constituting Program Files.

ARTICLE 7
INDEMNIFICATION

Section 7.1 – General Indemnity.     Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, Affiliates and agents (each, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any demands, claims, actions by third parties, losses, liabilities, fines, penalties, costs and/or expenses, including but not limited to reasonable attorneys' fees and costs (collectively, an "Indemnification Request"), to the extent such Indemnification Request arises from the acts, errors, or omissions of the other party, including, but not limited to negligence, willful misconduct, violation of any Applicable Law, wrongful disclosure of Confidential Information, or default or breach of any Material Obligation under this Agreement by the other Party or its Subcontractor, or to the extent such Indemnification relates to a breach of a representation, warranty or covenant of a Party set forth in this Agreement. Notwithstanding the above, the Indemnifying Party (defined herein) shall have no duty to indemnify the Indemnified Parties against any portion of any claim that results from the negligence, willful misconduct, or criminal act of the Indemnified Parties. The provisions of this Article 7 will survive the termination of this Agreement.

Section 7.2 – Indemnification Procedures.     If an Indemnified Party has reasonable cause to believe it has grounds for indemnification under this Agreement, it will promptly deliver a written notice of its Indemnification Request to the other Party (the "Indemnifying Party"), but in any event not less than reasonable notice to allow the Indemnifying Party to react timely to the claim, lawsuit or other proceeding, setting forth with reasonable particularity the grounds for the Indemnification Request. The Indemnifying Party will have the right to control the defense of any such claim, lawsuit or other proceeding covered by this Article 7 of this Agreement. If there is asserted any Indemnification Request by a Person not a party to this Agreement (a "Third Party Indemnification Request") including, without limitation, an Indemnification Request demanding that the Indemnified Party take any action in respect of or relating to the Policies or the Software Platform, the Indemnified Party must notify the Indemnifying Party in writing of the Third Party Indemnification Request as soon as practicable but no later than [***] after receipt by such Indemnified Party of written notice of the Third Party Indemnification Request. Thereafter, the Indemnified Party will deliver to the Indemnifying Party, as soon as practicable after receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Indemnification Request. The failure to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party, except to the extent the Indemnifying Party demonstrates that the defense of such action is prejudiced by the Indemnified Party's failure to give such notice. The Indemnifying Party will be entitled to participate in the defense of a Third Party Indemnification Request made against an Indemnified Party and, if it so chooses, to assume the control of the defense thereof with counsel of its choosing. If the Indemnifying Party elects to assume the control of the defense of a Third Party Indemnification Request, the Indemnified Party will: (a) cooperate fully with the Indemnifying Party in connection with such defense, (b) not admit any liability with respect to, or settle, compromise or discharge any Third Party Indemnification Request without the Indemnifying Party's prior written consent, and (c) agree to any settlement, compromise or discharge of a Third-Party Indemnification Request which the Indemnifying Party may recommend and which by its terms: (i) includes a release of all covered claims in connection with such Third Party Indemnification Request, (ii) contains no admission of liability or wrongdoing

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
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on the part of the Indemnified Party, and (iii) imposes no obligation or liability on the Indemnified Party. In the event the Indemnifying Party will assume the control of the defense of any Third Party Indemnification Request as provided above, the Indemnified Party will be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Indemnifying Party does not so assume the control of the defense of any Third Party Indemnification Request, the Indemnifying Party will be entitled to participate in (but not control) the defense of such Third-Party Indemnification Request with its own counsel at its own expense.

ARTICLE 8
CUSTOMER DATA

Section 8.1 – Limitations on Collection.     Except as otherwise expressly agreed to in writing by Lenders Protection and American National or as otherwise set forth herein, American National shall not collect any consumer credit card information, social security number, financial account numbers (e.g., debit card number or bank account information), account passwords and pass codes, driver's license and/or government-issued identification number, mother's maiden name, or healthcare records in connection with the Policies. Further, Lenders Protection agrees that it shall not send or otherwise make available to American National any information described in this Section 8.1, unless agreed to in writing by the Parties.

ARTICLE 9
INTELLECTUAL PROPERTY

Section 9.1 – Continuing Ownership.     Each Party acknowledges that any Intellectual Property (as defined below) of the other Party is and shall continue to be owned by such other Party subject only to any licenses that may from time-to-time be granted by one Party to another. "Intellectual Property" shall mean: (a) inventions (regardless of whether filed as patent applications), patents and patent applications, (b) trademarks, service marks, trade names, trade dress and domain names, together with any goodwill associated exclusively therewith, (c) copyrights, including copyrights in computer software, (d) confidential and proprietary information, including trade secrets and know-how, and (e) registrations and applications for registrations of the foregoing. American National acknowledges and agrees that Lenders Protection's Intellectual Property expressly includes, without limitation, the Software Platform, the Program, the Improvements (defined below), and all information and data (including Performance Data) involved in or regarding the Software Platform, the Program and/or the Improvements. Both American National and Lenders Protection hereby agree that Performance Data is owned by Lenders Protection and that American National has a limited license to use the Performance Data as provided in Section 9.3.

Section 9.2 – Improvements to the Platform. Except for Performance Data (which is governed by Section 9.3), any deliverables (including process flows, scripts and diagrams), developments, inventions, discoveries, improvements, modifications, alterations, derivative works or enhancements relating, directly or indirectly, to the Software Platform or the Program ("Improvements") that are made, conceived, discovered or reduced to practice by the employees or contractors of American National, Lenders Protection (either alone or in combination with others) or American National and Lenders Protection jointly, during and/or in the course of performance of this Agreement, together with all Intellectual Property rights therein, shall be owned exclusively by Lenders Protection and American National covenants and agrees to execute any documentation necessary to reflect the foregoing and hereby conveys the same to Lenders Protection. American National covenants that it will not, directly or indirectly, attack or assist another in attacking Lenders Protection's right, title and ownership of its Intellectual Property, the Software Platform, the Program and/or the Improvements. American National shall notify Lenders Protection of any infringements of Lenders Protection’s rights in its Intellectual Property, the Software Platform, the Program and/or the Improvements coming to the attention of American National. To the extent requested by Lenders Protection (at any time following the Effective Date hereto), American National shall execute (and American National shall cause all of its current and former employees and independent contractors to execute),

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without requirement for additional payment or consideration, such documents, agreements, patent applications or other applications for registration of Intellectual Property rights or letters of assignment that Lenders Protection deems reasonably necessary to establish, perfect and/or protect its rights to the Improvements hereunder.

Section 9.3 – Performance Data. The Parties agree and acknowledge that the Performance Data generated by this Program related to Policies issued by American National shall be owned by Lenders Protection and American National will have a limited license to use the Performance Data hereto such that each Party shall, subject to the following, be permitted to use, license, possess, copy, reproduce, change, modify, adapt, enhance, revise, correct, create derivative works from, distribute and otherwise commercially exploit ("Use") the Performance Data, both before and after the termination or expiration of this Agreement, subject to: (a) the other restrictions contained herein (including, by way of example and not limitation, exclusivity and non-competition), and (b) American National’s commitment (which is hereby given) not to license, assign, transfer, distribute or otherwise make the Performance Data available to any third parties (whether before or after the termination or expiration hereof), except to American National's Affiliates provided that: (y) any such American National Affiliate agrees that its obligations with respect to such Performance Data are identical to American National's under this this Agreement, and (z) American National agrees that it shall be responsible and liable for the acts and/or omissions of its Affiliate on a joint and several basis, and (c) American National's acknowledgment and agreement (which is hereby given) that its limited license in the Performance Data hereunder gives it no rights in any Improvements. Notwithstanding the foregoing, in connection with Lenders Protection's limited license to American National, the Parties hereto acknowledge and agree: (i) American National's Use of the Performance Data will solely be in furtherance of American National's rights and obligations under this Agreement during the Term and, after the Term, to facilitate the Post-Termination Support and shall not, in any instance, be used by American National for Automatic Decisioning, (ii) only Lenders Protection shall be permitted to file and prosecute applications for the registration of and/or to enforce Intellectual Property rights with respect to the Performance Data (provided, however, Lenders Protection agrees that such prosecution and enforcement rights shall in no way mitigate, diminish, lessen or in any way alter the other rights explicitly provided to American National hereunder), and (iii) no duty exists with respect to the sharing of proceeds derived from the respective exploitation of the Performance Data. Each Party agrees to provide the other, in any manner or media reasonably requested, both during the Term hereof and afterwards, a copy of the Performance Data then in the possession of such Party (provided, however, the reasonable costs and expenses incurred to make such copy shall be reimbursed by the requesting Party). Lenders Protection reserves all rights not expressly granted herein.

Section 9.4 – Notice and Approval of Use of Trademarks. With the express exception of each Party's use of the other's name and/or trademarks in the matters set forth on Schedule F, to which each Party hereby consents, neither Party shall be permitted to use at any time nor in any manner the other Party's trademarks, service marks, or trade names (collectively "Trademarks") without having first received the prior approval of the other Party of such proposed use, such approval not to be unreasonably withheld, conditioned or delayed. Any request for approval by a Party shall be submitted to the other Party by a written notice specifying: (a) the subject Trademarks, and (b) the proposed use of such Trademarks, together with samples of the proposed marketing materials and media (e.g., specific marketing piece or web page display) showing the appearance and placement of the Trademarks. The other Party shall promptly provide written response, approving or disapproving, the use of its Trademarks. Neither Party shall unreasonably withhold or delay its approval of the use of its Trademarks.

Section 9.5 – Protection of Trademarks. Nothing in this Agreement shall be construed to bar American National or Lenders Protection, prior to or after the termination of this Agreement, from protecting their respective rights to the exclusive use of their respective Trademarks against infringement by any party or parties, including the other Party.

Section 9.6 – Injunctive Relief. American National and Lenders Protection recognize that each of their respective Trademarks possess a special, unique and extraordinary character which makes it difficult to assess the monetary damages a Party would sustain in the event of unauthorized use. Each Party expressly recognizes and agrees that irreparable injury would be caused to the other Party by such unauthorized use, and that preliminary or permanent injunctive relief would be appropriate in the event of breach of this Section 9.6 by the other, Party, provided that

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such remedy would not exclude other remedies otherwise available to American National or Lenders Protection. The obligations under this Article 9 shall survive the termination of this Agreement.

ARTICLE 10
CONFIDENTIALITY

Section 10.1 – Confidential Information.

The Parties acknowledge that the terms of the [***]and executed by the Parties, a copy of which is attached as Schedule G to this Agreement, shall apply to the Confidential Information (defined therein) exchanged by the Parties, or acquired by one Party regarding the other Party. The obligations under this Article 10 shall survive the expiration or termination of this Agreement.

ARTICLE 11
INSURANCE

Section 11.1 – Insurance Requirements.

(a)During the Term of this Agreement, each of the Parties hereto shall secure and/or maintain, at its own expense, and shall require all subagents and Subcontractors to secure and maintain, at such subagents’ or Subcontractor's own expense, the following insurance with insurance companies qualified to do business in the jurisdiction in which the services will be performed and having a rating A-VII or better in the current Best's Insurance Reports published by A.M. Best Company. Said policy or policies shall not be canceled or altered without at least [***] prior written notice to the other Party. The insurance coverages and limits required to be maintained by the Parties and their respective Subcontractors shall be primary to insurance coverage, if any, maintained by the other. Each Party and its Subcontractors and their underwriters shall waive all right so subrogation against the other.

(b)Worker's Compensation Insurance which shall fully comply with the statutory requirements of all applicable state and federal laws and Employers' Liability Insurance which limit shall be [***].

(c)Commercial General Liability Insurance with a minimum combined single limit of liability of [***]. This policy shall include [***] coverage and [***] coverage.

(d)Excess coverage with respect to Sections 11.l(b) and 11.l(c) above with a minimum combined single limit of [***].

(e)Each Party shall be responsible for loss of the other’s property and customer property due to the dishonest acts of its employees, directly or indirectly, and shall maintain fidelity bond or crime coverage for the dishonest acts of its employees in a minimum amount of [***].

ARTICLE 12
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 12.1    Mutual Representations and Warranties.     Each Party represents and warrants to the other Party the following:

(a)such Party's execution, delivery and performance of this Agreement: (i) has been authorized by all necessary corporate action, (ii) does not violate the terms of any law, regulation, or court order to which such Party is subject or the terms of any agreement to which such Party or any of its assets may be subject, and (iii) is not subject to the consent or approval of any third-party;

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(b)this Agreement is the valid and binding obligation of such Party, enforceable by the other Party against such Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general principles of equity;

(c)to its knowledge, such Party is not subject to any pending or threatened litigation or governmental action which could interfere with such Party's performance of its obligations hereunder;

(d)such Party is in good standing in the state of its organization and is qualified to do business as a foreign corporation in each of the other states in which the nature of its business or assets requires such Party to be so qualified;

(e)such Party shall secure or has secured all permits, licenses, regulatory approvals and registrations required to perform its covenants, duties and obligations contemplated herein, including without limitation, registration with the appropriate taxing authorities for remittance of taxes;

(f)such Party shall use all reasonable care in handling the other Party's data that is in such Party's possession. Without limitation of the foregoing, such Party shall maintain, in accordance with prudent standards of insurance record-keeping and in a format readable by the other Party, weekly and monthly off-site backup copies of the other Party's computer data that is in such Party's possession;

(g)except as otherwise specifically provided in this Agreement, such Party shall be solely responsible, without any right of reimbursement from the other Party, for any and all expenses that it incurs including but not limited to rentals, transportation facilities, remuneration of clerks or other employees, commissions to dealers, postage, administration fees, state or local license and appointment fees, and all other expenses of whatever nature. The conduct by such Party of its business shall be at its own sole cost, credit, risk, and expense.

(h)There is no action, claim, suit or proceeding pending or, to the knowledge of such Party, threatened, against such Party or any of its Affiliates that could adversely affect (i) such Party's ability to perform its covenants, duties or obligations under this Agreement, or (ii) its duties and obligations under any Policy; and

(i)Such Party has, to the best of such Party’s knowledge, the capability and the capacity to perform the services under this Agreement and each Policy. Each of the Parties shall use best efforts to perform such services in accordance with this Agreement and each Policy, and in compliance with all Applicable Laws. Each of the Parties shall secure and maintain, for the duration of this Agreement, all licenses required to be maintained by it under all Applicable Laws.

Section 12.2 – Representation and Warranty Regarding the Software Platform.         Lenders Protection represents and warrants to American National that, as of the date hereof, to the actual knowledge of Lenders Protection (without conducting further inquiry or due diligence), the Software Platform does not infringe upon or violate any intellectual property right of a third party.

Section 12.3 – Covenant of the Parties.     The Parties shall deliver as soon as reasonably practicable written notice to the other Party upon the occurrence of any action, claim, suit or proceeding threatened against such Party or its Affiliates or Subcontractors that could adversely affect such Party's ability to perform its covenants, duties or obligations under this Agreement or any Policy.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
ARTICLE 13
DISPUTE RESOLUTION

Section 13.1 – Dispute Resolution.    The Parties agree to attempt to settle any dispute arising out of this Agreement through consultation and negotiation in good faith and in the spirit of mutual cooperation. In the event of a dispute, the Parties agree to meet to try to resolve the dispute within [***] of one Party delivering written notice to the other Party containing a request for a meeting. If, within a reasonable time after such meeting (not to exceed [***]), the Parties have not succeeded in negotiating a resolution of the dispute, then either Party may commence mediation as provided herein by delivering a written demand for mediation to the other Party.

Section 13.2 – Mediation.    Except as provided herein, no civil action with respect to any dispute, claim or controversy arising out of or relating to this Agreement may be commenced until the matter has been submitted to JAMS, or its successor, for mediation in Houston, Texas. Either Party may commence mediation by providing to JAMS and the other Party a written request for mediation, setting forth the subject of the dispute and the relief requested. The Parties will cooperate with JAMS and with one another in selecting a mediator from JAMS' panel of neutrals, and in scheduling the mediation proceedings. The Parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the Parties, their agents, employees, experts and attorneys, and by the mediator and any JAMS employees, are confidential, and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the Parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either Party may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable relief, neither Party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session, or [***] after the date of filing the written request for mediation, whichever occurs first. Mediation may continue after the commencement of a civil action, if the Parties so desire. The provisions of this paragraph may be enforced by any court of competent jurisdiction, and the Party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorney's fees, to be paid by the Party against whom enforcement is ordered.

ARTICLE 14
GOVERNING LAW AND JURISDICTION

Section 14.1 – Governing Law.     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas (without regard to its conflicts or choice of laws principles that could or would cause the application of any other laws).

Section 14.2 – Consent to Jurisdiction and Venue.     Each of the Parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of Texas, Houston Division, which the Parties hereto agree shall be the court of adjudication in connection with any suit, action or other proceeding arising out of the terms of this Agreement, and, if such dispute cannot be adjudicated in such court for any reason, including without limitation, a lack of subject matter jurisdiction, then such dispute shall be heard in the any court of appropriate jurisdiction residing in Harris County, Texas (collectively, the United States District Court for the Southern District of Texas, Houston Division, and any court of appropriate jurisdiction in Harris County, hereinafter the "Agreed Courts"), to which the Parties hereto hereby irrevocably consent and submit to the jurisdiction thereof and venue therein. Each of the Parties hereby unconditionally and irrevocably waives any objection to venue in the Agreed Courts.

Section 14.3 – Waiver of Jury Trial.     Each of the Parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby or thereby. The waiver in this Section 14.3 has been made with the advice of counsel and with a full understanding of the legal consequences thereof and shall survive the termination of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
ARTICLE 15
MISCELLANEOUS

Section 15.1 – Entire Agreement.     This Agreement, along with the Schedules attached hereto constitutes the entire agreement between the Parties with respect to the Program and the subject matter herein and no other arrangements, agreements or understandings exist between the Parties regarding the subject matter of this Agreement other than as expressed herein.

Section 15.2 – Notices.         Any and all notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when:
(a) received by the receiving Party if mailed via United States registered or certified mail, return receipt requested, (b) received by the receiving Party if mailed by United States overnight express mail, (c) sent by electronic mail, or (d) delivered in person or by commercial courier to the Parties at the following addresses:

If to American National:

[***]
With mandatory copy to:

[***]

If to Lenders Protection:

[***]
With mandatory copy to:

[***]
Either Party may change the names or addresses where notice is to be given by providing notice to the other Party of such change in accordance with this Section 15.2.

Section 15.3 – Severability; Remedies.     If any provision of this Agreement shall be rendered illegal or unenforceable by Applicable Laws of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction. Except to the extent expressly required otherwise, the remedies provided herein shall not be exclusive of any other rights or remedies available by one Party against the other, either at law or in equity. For purposes of establishing absolute clarity, American National hereby agrees and acknowledges that its agreement to permit an Extension Period to the Non-Compete Period (as contemplated by Section 3.1(c)) shall be deemed an additional remedy and shall not preclude Lenders Protection from seeking any other rights or remedies available at law or in equity.

Section 15.4 – Amendments.     No amendment, change or modification of this Agreement shall be valid or binding unless set forth in writing duly executed by both Parties.

Section 15.5 – Survival.     It is expressly agreed by the Parties that the terms, conditions and obligations contained in Articles 1, 5-7, 9, 10, 12-15 and Sections 2.3, 3.1, 3.2, and 14.3 herein shall survive any termination of this Agreement.

Section 15.6 – Assignment.     Subject to the provisions of Sections 2.2(g) and (h) of this Agreement, either Party to this Agreement may assign this Agreement or any of its rights or delegate any of its duties or obligations under this Agreement, without the prior written approval of the other Party, in connection with a Change of Control transaction. Except where an assignment is made by a Party to its Affiliate, neither Party to this Agreement may assign this Agreement or any of its rights or delegate any of its duties or obligations under this

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
Agreement in any transaction not constituting a Change of Control, without the prior written consent of the other Party.

Section 15.7 – No Partnership.     The Parties hereto do not intend to create a relationship of principal and agent, nor do they intend to create a joint venture or partnership. No Party hereto shall be liable for or bound by any representation, act or omission whatsoever of the other Party.

Section 15.8 – No Third Party Beneficiaries.     Except as otherwise expressly provided herein to the contrary, this Agreement shall be binding upon and inure solely to the benefit of the Parties hereto, and their permitted successors and assigns, and nothing herein is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 15.9 – Counterparts.     This Agreement may be executed in two (2) or more counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 15.10 – Business Continuity.     Each of the Parties shall establish and maintain commercially reasonable contingency plans, recovery plans and risk controls to plan for its continued performance under this Agreement (collectively, the “Contingency Plans”). Each Party shall make its Contingency Plans available to the other Party promptly following the other Party’s request therefor, provided that each Party’s Contingency Plans shall be considered Confidential Information for purposes of this Agreement.

(Signatures on next page)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the Effective Date.

American National:

American National Lloyds Insurance Company
ANPAC Louisiana Insurance Company

BY: ______________________
Name: James W. Pangburn
Title: EVP, Specialty Markets Sales and Marketing (SVP of ANLIC)

Lenders Protection Lenders Protection, LLC BY: ___________________ Name: John Flynn Title: CEO/Chairman of the Board

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE A
DEFINITIONS

"Acquire" or "Acquiring" means to buy, merge with or otherwise acquire, in one transaction or a series of related transactions, a controlling interest in.

"Acquiring Person" refers to the Person that is Acquiring the business operations of American National or Lenders Protection, as the case may be, in a Change of Control, including: (a) that Person that is acquiring all or substantially all of the assets; (b) that Person that is acquiring a majority of the equity interests; and/or (c) to the extent applicable, that Person becoming the successor in interest to the business of American National or Lenders Protection in connection with any dissolution, winding up, cessation of business or liquidation, other than in connection with an Event of Bankruptcy.

"Additional Carrier" means an insurance company selected by Lenders Protection at its absolute discretion that is not an Affiliate of American National and that agrees to issue or arrange Additional Carrier Policies in accordance with a Producer Agreement (however titled) between such Additional Carrier and Lenders Protection provided, that such insurance company shall maintain an "A-" or better A.M. Best rating.

"Additional Carrier Policy(ies)" means the credit default insurance policies issued or arranged by an Additional Carrier in accordance with an agreement between such Additional Carrier and Lenders Protection.

"Additional Protection Period" shall mean (a) if a written notice of termination at least [***] prior to the expiration of the Initial Term or the applicable Renewal Term has been delivered hereunder, the expiration of the then-current Term, or (b) [***] following the date of termination or expiration of this Agreement.

"Affiliate" means, with respect to a Party, any other Person (other than a natural person or a Governmental Authority) now or hereafter controlled by, controlling or under common control with such Party; control shall be deemed to exist when a Person (other than a natural person or a Governmental Authority) owns or controls, directly or indirectly, fifty percent (50%) or more of the total outstanding equity interests representing the right to vote for the election of directors or other managing authority of another Person (other than a natural person or a Governmental Authority) or has the power to direct the management or policies of such Person (other than a natural person or a Governmental Authority).

"Agreed Courts" shall have the meaning set forth in Section 14.2.

"Agreement" shall have the meaning set forth in the preamble.

"Applicable Law" means any applicable order, law, statute, regulation, rule, ordinance, writ, injunction, directive, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Authority applicable to the Parties’ performance under this Agreement and the Policies.

"Approved Vendor" shall have the meaning set forth in Section 5.8.

"Automatic Decisioning" refers to the ability of the Software Platform or other solution to (a) determine whether applications meet default credit insurance eligibility criteria; (b) calculate applicable default insurance premiums for eligible applications; (c) calculate applicable interest rates with respect to applications covered by default insurance in accordance with established criteria; (d) perform default credit insurance and default credit insurance-related vehicle loan originations; or (e) perform default credit insurance-related decisioning or pricing functions.

"Business Day" means any day other than a Saturday, Sunday and any day on which commercial banks doing business in Texas are required or permitted by law to be closed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.

"C.S.T." shall have the meaning set forth in Section 2.1.

"Change Date" shall have the meaning set forth in Section 5.5.

"Change of Control" means any of the following occurrences: (a) the sale, in a single transaction or series of related transactions, of all or substantially all of the assets of Lenders Protection or American National, as the case may be (or of any Affiliate of Lenders Protection or American National that owns and controls such entity, as the case may be); (b) the issuance, sale or transfer (including, without limitation, in connection with any business combination, merger, reorganization, stock sale, stock issuance or other transaction), in a single transaction or series of related transactions, of equity interests of Lenders Protection or American National, as the case may be (or any Affiliate of Lenders Protection or American National that owns and controls such entity, as the case may be) following which the equityholders that hold a majority of the economic and voting interests of Lenders Protection or American National, as the case may be (or any Affiliate of Lenders Protection or American National that owns and controls such entity, as the case may be) on the Effective Date hereof ceases to own a majority of the equity interests of such entity following such transaction or (c) any dissolution, winding up, cessation of business or liquidation of Lenders Protection or American National, as the case may be (or any Affiliate of Lenders Protection or American National that owns and controls such entity, as the case may be), other than in connection with an Event of Bankruptcy.

"Claim" means a monetary demand, suit, occurrence, or loss, actual or alleged, for which a policyholder and/or claimant seeks or may seek a Loss Settlement under a Policy. The term “Loss Settlement” has the meaning attributable to such term in the Policy.

"American National'' shall have the meaning set forth in the preamble.

"American National's Non-Competition Commitment" shall have the meaning set forth in Section 3.1(c).

"American National New Product" shall mean new product offering(s) of American National that: (a) will be launched, for the first time, after the Effective Date; and (b) requires a policy of insurance similar to the Policies. Under no circumstances shall the term "American National New Product" refer to: (x) Policies to be issued under this Program, (y) policies to be issued in connection with the Software Platform, but under other programs with other insurance companies, or (z) products or services to be marketed and sold generally outside of North America. For the avoidance of doubt, American National New Products shall not compete with the credit default insurance Policies issued under the Program.

"Compete with Lenders Protection" shall have the meaning set forth in Section 3.1(b).

"Confidential Information" shall have the meaning set forth in Section 10.1.

"Directly Competitive Business of Lenders Protection" shall mean any business operating anywhere in [***]that uses or depends upon any software platform or other solution to perform Automatic Decisioning for credit default insurance related to automobile loans; provided, however, that for the avoidance of doubt, the term "Directly Competitive Business of Lenders Protection" shall not include any Indirectly Competitive Business. [***].

"Directly Competitive Business of American National'' shall mean any business operating anywhere in [***] that promotes or provides a broad spectrum of business insurance products (including [***]).

"Disclosing Party" shall have the meaning set forth in Section 10.1.

"Effective Date" shall have the meaning set forth in the preamble.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
"Engage" means to be or become, directly or indirectly, either by providing financial assistance or otherwise, engaged in, financially or commercially motivated by or interested or involved in a way (including by means of acting as an underwriter, insurer or reinsurer), or to otherwise participate in connection with (including through distribution) promote or advise.

"Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

(a)a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any Applicable Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of [***]; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(b)such Person shall commence a voluntary case or other proceeding under any Applicable Law relating to bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

"Existing Additional Carrier Lender" means a financial institution that is deemed to be an Existing Additional Carrier Lender pursuant to Section 3.3(b)(i).

"Existing American National Lender" means a financial institution that has been issued a Policy by American National and/or is deemed to be an Existing American National Lender pursuant to Section 3.3(b)(i).

"Extension Period" shall have the meaning set forth in Section 3.1(c).

"FCRA" shall have the meaning set forth in Section 5.8.

"Governmental Authority" means the United States of America, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

"[***]" shall have the meaning set forth in Section 4.6.

"Improvements" shall have the meaning set forth in Section 9.2.

''Indemnification Request" shall have the meaning set forth in Section 7.1.

"Indemnified Party" and "Indemnified Parties" shall have the meaning set forth in Section 7.1.

"Indemnifying Party" shall have the meaning set forth in Section 7.2.

"Indirectly Competitive Business" means any business, consortium or group that owns, operates or controls, either directly or indirectly, a Directly Competitive Business as one or more of its subsidiaries, divisions or business units but such Directly Competitive Business did not generate more than [***] of the consolidated gross revenues of the business, consortium or group, when viewed in the aggregate on the last day of the fiscal year of the business, consortium or group immediately preceding the date of Acquisition (as stated in such business

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
consortium or group's last financial statements prior to the execution of the relevant purchase agreement for such Acquisition).

"Insured Loan" means any loan issued under the Program which has been insured under a Policy or an Additional Carrier Policy.

"Intellectual Property" shall have the meaning set forth in Section 9.1.

"Lenders Protection" shall have the meaning set forth in the preamble.

“Material Obligation” shall mean a term or provision of this Agreement that significantly impacts: (i) the obligations of a Party hereunder, such as subject matter, price, quantity, services, terms of payment, business performance, operations, conditions (financial or otherwise), or prospects, that, when considering the general nature of this Agreement as a whole, is of such importance to a Party that it would not have entered into this Agreement unless substantial performance of that obligation by the other Party was assured, and such was apparent to the other Party at the time of entering into this Agreement; and/or (ii) the ability of a Party hereunder to perform its obligations under this Agreement.

"Measurement Date" means [***].

"New Allocable Lender" means a financial institution that has executed a Program Agreement which has, or will have, its Insured Loans insured by a Policy or Additional Carrier Policy.

"New Allocable Lender Allocation Report" shall have the meaning set forth in Section 3.3(c).

"New Products" shall mean new product offering(s) of Lenders Protection that: (a) will be launched, for the first time, after the Effective Date, (b) require a policy of insurance similar to the Policies, and (c) is/are appropriate for the participation of American National given the then existing competitive, financial, operational and other goals and objectives of American National and Lenders Protection (as determined by Lenders Protection in its reasonable discretion). Under no circumstances shall the term "New Products" refer to: (x) Policies to be issued under this Program, (y) policies to be issued in connection with the Software Platform, but under other programs with other insurance companies; or (z) products or services to be marketed and sold generally outside of North America. For the avoidance of doubt, New Products shall not compete with the credit default insurance Policies issued under the Program hereunder.

"Non-Compete Period" shall have the meaning set forth in Section 3.1(a).

"Party" or "Parties" means American National or Lenders Protection, as applicable and as the context requires.

"Performance Data" means the information, data and data elements generated at any time (either during or following the Term hereof) pertaining to the Policies issued by American National under the Program including, without limitation, all information, data (including actuarial data) and data elements relating, directly or indirectly, to the performance, pricing or experience of the loans insured under the Policies issued by American National, and, subject to the foregoing, any Lenders Protection Intellectual Property expressly and solely found in such information, data and data elements. The Parties agree that, under no circumstances shall Performance Data include either: (a) the Software Platform, Program or the Improvements, or (b) any information, data and data elements generated at any time (either during or following the Term hereof) pertaining to any Additional Carrier Policy issued by an Additional Carrier under the Program including, without limitation, all information, data (including actuarial data) and data elements relating, directly or indirectly, to the performance, pricing or experience of the loans issued under any Additional Carrier Policy issued by an Additional Carrier or any Additional Carrier Policy issued by an Additional Carrier themselves. In addition, Performance Data shall not include Confidential Information that constitutes Nonpublic Information as referenced in Article 10.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.

"Person" means any individual, partnership, firm, trust, association, limited liability company, corporation, joint venture, unincorporated organization, other business entity or Governmental Authority.

"Policy" or “Policies” means the Commercial Credit Monthly Premium Insurance Policy and any endorsements thereto, providing automobile credit default insurance coverage for certain risks associated with auto loans, issued by American National to financial institutions pursuant to this Agreement, and any certificates of insurance issued in connection thereto, the form of which Policy is attached hereto as Schedule E.

"Post-Termination Support" shall have the meaning set forth in Section 2.3(c).

"Problematic Change of Control of American National" shall mean any Change of Control of American National wherein the Acquiring Person: (a) is Engaged in a Directly Competitive Business with Lenders Protection or; (b) maintains, or is generally regarded as maintaining, (on the date that American National enters into a written agreement to effect a Change of Control) creditworthiness less than that maintained by American National on the Effective Date hereof.

"Problematic Change of Control of Lenders Protection" shall mean any Change of Control of Lenders Protection wherein the Acquiring Person is an insurance company Engaged in a Directly Competitive Business of American National.

"Program" shall have the meaning set forth in the recitals.

"Program Agreement" means the agreement between Lenders Protection and each financial institution which sets forth, at the date of execution thereof, the terms of usage in connection with the Software Platform and other relevant matters.

"Program Files" shall have the meaning set forth in Section 6.1.

"Receiving Party" shall have the meaning set forth in Section 10.1.

"Renewal Term" shall have the meaning set forth in Section 2.l.

"Request to Transition" shall have the meaning set forth in Section 3.3(a)(ii).

“Review Period” shall have the meaning set forth in Section 3.3(c).

"Run-Off Data" refers to such documentation, data, information and reports as Lenders Protection deems reasonably necessary to operate its business following the termination hereof, including such financial data, information and reports as provided by American National during the Term.

"SLB Agreement" shall have the meaning set forth in the recitals.

"Software Platform" shall have the meaning set forth in the recitals.

"Subcontractor" shall have the meaning set forth in Section 5.3.

"Surplus Lines Broker" shall mean [***] or such other surplus lines broker, approved by Lenders Protection and American National, that shall enter into a Surplus Lines Broker Agreement with American National.

"Target Allocation" means, subject to the other provisions hereof, an allocation of applications for loans from New Allocable Lenders (other than any New Allocable Lender that is deemed an Existing Additional Carrier Lender or an Existing American National Lender, as the case may be) that would cause the [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
Notwithstanding the foregoing, Lenders Protection reserves the right to equitably adjust the Target Allocation upon the admittance of Additional Carriers into the Program or if, in the sole determination of Lenders Protection, other business needs require an adjustment thereto and upon the occurrence of a Problematic Change of Control of Lenders Protection, Lenders Protection may effectively, and immediately, adjust the Target Allocation as it may decide in its sole and absolute discretion which may result in not providing American National any further loan applications from New Allocable Lenders.

"Term" shall have the meaning set forth in Section 2.1.

"Third Party Indemnification Request" shall have the meaning set forth in Section 7.2.

"Trademarks" shall have the meaning set forth in Section 9.4.

"Transitioned Lender" shall have the meaning set forth in Section 3.3(a)(ii).

"Underwriting Guidelines" shall mean the underwriting guidelines applicable to the Program as developed by Lenders Protection and provided to the Surplus Lines Broker and the insurance company(ies) issuing Policies under this Agreement, together with all rules, bulletins and written instructions related thereto. Such Underwriting Guidelines [***]designated in writing from time to time by Lenders Protection, which may be updated only in accordance with Section 5.5.

"Use" shall have the meaning set forth in Section 9.3.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE B

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE C

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE D

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE E

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE F
[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE G

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS
BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE COMPANY IF PUBLICLY DISCLOSED.
AMENDMENT ONE TO
PRODUCER AGREEMENT

This Amendment One, effective [***] (the “Amendment Effective Date”), shall be attached to and form a part of the Producer Agreement dated [***] (the “Agreement”) between AMERICAN NATIONAL LLOYDS INSURANCE COMPANY, a corporation organized under the laws of the State of Texas, and ANPAC LOUISIANA INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana (collectively, “American National”) and LENDERS PROTECTION, LLC, a limited liability company organized under the laws of the State of Texas with its principal place of business located at 1501 South Mopac Expressway, Suite 450, Austin, TX 78746 (“Lenders Protection”).

WHEREAS, American National and Lenders Protection desire to add American National Property And Casualty Company as a party to the Agreement.

NOW THEREFORE, American National and Lenders Protection agree as follows:

(1)American National Property And Casualty Company is added as a party to the Agreement and will share in all benefits and obligations of the Agreement.

(2)The Preamble of the Agreement is hereby deleted in its entirety and restated as follows:

THIS PRODUCER AGREEMENT (this “Agreement”), effective [***] (the “Effective Date”), is entered into by and between AMERICAN NATIONAL PROPERTY AND CASUALTY COMPANY, a corporation organized under the laws of the State of Missouri, AMERICAN NATIONAL LLOYDS INSURANCE COMPANY, a corporation organized under the laws of the State of Texas, and ANPAC LOUISIANA INSURANCE COMPANY, a corporation organized under the laws of the State of Louisiana (collectively, “American National”), and LENDERS PROTECTION, LLC, a limited liability company organized under the laws of the State of Texas with its principal place of business located at 1501 South Mopac Expressway, Suite 450, Austin, TX 78746 (“Lenders Protection”).

(3)Section 2.2(i) of the Agreement is hereby deleted in its entirety and restated as follows:

(i) By Lenders Protection, upon [***] days’ written notice, in the event that American National Property And Casualty Company, American National Lloyds Insurance Company, and ANPAC Louisiana Insurance Company fail to maintain an “A-” or better A.M. Best rating.

(4)Except as modified by the foregoing provisions, all other terms of the Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Amendment One as of the Amendment Effective Date.

American National:

American National Lloyds Insurance Company
ANPAC Louisiana Insurance Company

BY: ______________________
Name: James W. Pangburn
Title: EVP, Specialty Markets Sales and Marketing (SVP of ANLIC)

Lenders Protection Lenders Protection, LLC BY: ___________________ Name: John Flynn Title: President